UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2003

MOD-PAC CORP.
(Exact name of registrant as specified in its charter)

New York	0-50063	16-0957153
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 Elmwood Avenue, Buffalo, New York		14207
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code (716) 873-0640

Not Applicable
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99 News Release dated July 23, 2003.

Item 9. Regulation FD Disclosure.

          On July 23, 2003, MOD-PAC CORP. issued a press release announcing financial results for the quarter ended June 28, 2003. The news release is annexed as Exhibit 99 to this Current Report on Form 8-K. This information is being furnished under Item 12 of Form 8-K.

          The information contained in this Form 8-K and the Exhibit annexed hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth in such filing.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOD-PAC CORP.

Date: July 28, 2003	By: /s/ Daniel G. Keane
Name: Daniel G. Keane
Title: President and Chief Executive Officer

Exhibit Number	Description
99	Earnings Release of MOD-PAC CORP. dated July 23, 2003.